DELAWARE GROUP® CASH RESERVE

Delaware Investments Ultrashort Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated July 27, 2018

Effective the date of this supplement, the following replaces the information in the section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Executive Director, Head of US Fixed Income	January 2016
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	January 2016
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income	January 2016
Stephen M. Juszczyszyn	Senior Portfolio Manager, Head of Structured Products	June 2019
Kathleen (Marnell) Burst	Portfolio Manager	June 2019

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2019.